                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported): September 28, 2000


                              Hercules Incorporated
             (Exact name of registrant as specified in its charter)

Delaware                           001-00496                    51-0023450
(State or other jurisdiction       (Commission                (IRS Employer
of incorporation)                  File Number)              Identification No.)


                                 Hercules Plaza
                            1313 North Market Street
                         Wilmington, Delaware 19894-0001
               (Address of principal executive offices) (Zip Code)

                                 (302) 594-5000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Introductory Note:

         The purpose of this Form 8-K/A is to revise the "Food Gums Net Adjustments" presentation in the Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2000 to reflect the use of a portion of the net proceeds to pay current maturities of long-term debt.

Item 2.           Acquisition or Disposition of Assets.

         On September 28, 2000, Hercules Incorporated sold the assets and capital stock of certain subsidiaries comprising the Registrant's Food Gums Business to CP Kelco ApS, a new venture owned by Hercules and an affiliate of Lehman Brothers Merchant Banking Partners II L.P. Hercules owns approximately 29% of the capital stock of CP Kelco ApS, and has the right to appoint two directors of CP Kelco ApS. Pursuant to the Share Purchase Agreement, dated as of August 10, 2000, among CP Kelco ApS (formerly known as Hercules Copenhagen ApS), Hercules Investment ApS, Hercules Incorporated, Lehman FG Newco, Inc., WSP, Inc. and Hercules Holding BV/BVBA, Hercules received net proceeds of approximately $395 million in cash and recorded certain expenses of approximately $77 million for its Food Gums Business.

Item 7.           Financial Statements and Exhibits.

         (b)      Pro Forma Financial Information.

                  Unaudited Pro Forma Consolidated Statement of Income for the year ended December 31, 1999.

                  Unaudited Pro Forma Consolidated Statement of Income for the six months ended June 30, 2000.

                  Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2000.



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             PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)


Basis of Presentation

         The following unaudited pro forma consolidated financial statements give effect to the divestiture of Hercules' Food Gums Business after giving effect to the pro forma adjustments described in the accompanying notes. These unaudited pro forma consolidated financial statements have been prepared from, and should be read in conjunction with, the historical financial statements and notes thereto of Hercules, which are included in Hercules' Annual Report on Form 10-K for the year ended December 31, 1999 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2000.

         The unaudited pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the divestiture been consummated at the dates indicated, nor is it necessarily indicative of future operating results or financial position of Hercules.

         The unaudited pro forma consolidated statements of income give effect to the divestiture as if it had occurred at the beginning of the earliest period presented. The unaudited pro forma balance sheet gives effect to the divestiture as if it had occurred on June 30, 2000.

                              HERCULES INCORPORATED
             PRO FORMA CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)

                      FOR THE YEAR ENDED DECEMBER 31, 1999
                   (In millions except for per share amounts)





                                                                                (1)            FOOD GUMS
                                                                                EX-            PRO FORMA
                                                            HERCULES         FOOD GUMS        ADJUSTMENTS      PRO FORMA
                                                           -------------------------------------------------------------
Net sales                                                  $   3,309         $     208        $       -       $    3,101
Cost of sales                                                  1,831               113                -            1,718
Selling, general and administrative expenses                     787                40               17 (2)          764
Research and development                                          85                 8                -               77
Goodwill and intangible asset amortization                        79                 -               (2)(3)           77
Other operating expenses (income), net                            47                 2                2 (3)           47
                                                           -------------------------------------------------------------

Profit from operations                                     $     480         $      45        $     (17)      $      418
                                                           -------------------------------------------------------------

Equity in income (loss) of affiliated companies                    1                 -                - (4)            1
Interest and debt expense                                        185                 4              (17)(5)          164
Preferred security distributions of subsidiary trusts             51                 -                -               51
Other income (expense), net                                       (2)               (2)               -                -
                                                           -------------------------------------------------------------

Income before income taxes                                 $     243         $      39        $       -       $      204

Provision for income taxes                                        75                14                - (6)           61
                                                           -------------------------------------------------------------

Net income                                                 $     168         $      25        $       -       $      143
                                                           =============================================================


Earnings per share:
     Per share - basic                                     $    1.63                                          $     1.39
     Weighted average shares outstanding - basic               103.2                                               103.2
     Per share  - assuming dilution                        $    1.62                                          $     1.38
     Weighted average shares outstanding -
          assuming dilution                                    103.9                                               103.9


The accompanying notes are an integral part of the Pro Forma Financial
Statements.

                              HERCULES INCORPORATED
             PRO FORMA CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)

                   FOR THE SIX MONTHS ENDED JUNE 30, 2000
                   (In millions except for per share amounts)



                                                                               (1)
                                                                               EX-            FOOD GUMS
                                                           HERCULES         FOOD GUMS         PRO FORMA       PRO FORMA
                                                          -------------------------------------------------------------
Net sales                                                 $   1,620         $     105         $      -        $   1,515
Cost of sales                                                   912                58                -              854
Selling, general and administrative expenses                    403                21                9 (2)          391
Research and development                                         41                 3                -               38
Goodwill and intangible asset amortization                       40                 -               (1)(3)           39
Other operating expenses (income), net                           22                 1                1 (3)           22
                                                          -------------------------------------------------------------

Profit from operations                                    $     202         $      22         $     (9)      $      171
                                                          -------------------------------------------------------------

Equity in income (loss) of affiliated companies                   -                 -               (2)(4)           (2)
Interest and debt expense                                        74                 3               (9)(7)           62
Preferred security distributions of subsidiary trusts            46                 -                -               46
Other income (expense), net                                      (1)                -                -               (1)
                                                          --------------------------------------------------------------

Income before income taxes                                $      81         $      19         $     (2)      $       60

Provision for taxes on income                                    29                 6                - (6)           23
                                                          -------------------------------------------------------------

Net income                                                $      52         $      13         $     (2)      $       37
                                                          =============================================================


Earnings per share:
     Per share - basic                                    $    0.49                                          $     0.35
     Weighted average shares outstanding - basic              106.9                                               106.9
     Per share  - assuming dilution                       $    0.49                                          $     0.35
     Weighted average shares outstanding -
          assuming dilution                                   107.1                                               107.1

The accompanying notes are an integral part of the Pro Forma Financial
Statements.

                             HERCULES INCORPORATED
                PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                 JUNE 30, 2000
                             (Dollars in millions)


                                                                                (8)            FOOD GUMS
                                                                                EX-               NET
                                                            HERCULES         FOOD GUMS        ADJUSTMENTS       PRO FORMA
                                                           --------------------------------------------------------------
ASSETS

Current assets
       Cash and cash equivalents                           $      65          $      -          $     -          $     65
       Accounts and notes receivable, net                        630                44                -               586
       Other current assets                                       90                 -                -                90
       Inventories                                               372                58                -               314
       Deferred income taxes                                     144                 -                -               144
                                                           --------------------------------------------------------------
       Total current assets                                    1,301               102                -             1,199

Net property, plant and equipment                              1,303               127                -             1,176
Goodwill and other tangible assets                             2,484                41                -             2,443
Other assets                                                     685                14               39 (9)           710
                                                           --------------------------------------------------------------

       Total assets                                        $   5,773          $    284          $    39          $  5,528
                                                           ==============================================================


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
       Accounts payable and accrued expenses               $     730          $     36          $    26 (10)     $    720
       Short-term debt                                           686                 1             (318)(11)          367
                                                           --------------------------------------------------------------
       Total current liabilities                               1,416                37             (292)            1,087

Long-term debt                                                 1,882                 -                -             1,882
Deferred income taxes                                            284                14                -               270
Postretirement benefits and other liabilities                    390                10                -               380

Company-obligated preferred securities of
       subsidiary trusts                                         992                 -                -               992

Stockholders' equity
       Common stock                                               83                 -                -                83
       Additional paid-in capital                                739                 -                -               739
       Unearned compensation                                    (119)                -                -              (119)
       Other comprehensive losses                               (109)                -                7 (12)         (102)
       Retained earnings                                       2,120               223              324 (13)        2,221

       Reacquired stock, at cost                              (1,905)                -                -            (1,905)
                                                           ---------------------------------------------------------------

       Total stockholders' equity                                809               223              331               917
                                                           --------------------------------------------------------------

       Total liabilities and stockholders' equity          $   5,773          $    284          $    39          $  5,528
                                                           ==============================================================


The accompanying notes are an integral part of the Pro Forma Financial
Statements.

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                              HERCULES INCORPORATED
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)


(1) Eliminates the results of operations of our Food Gums Business as if the divestiture had been completed as of the beginning of the period presented.

(2) Reflects the adjustment for Corporate allocations that had been included in the Food Gums Business.

(3)      Reclassifies this item to the appropriate category.

(4) Gives effect to equity in the pro forma income (loss) of CP Kelco ApS at 28.57%.

(5) Reflects a reduction in interest expense of approximately $21 million from the application of the proceeds from the divestiture of the Foods Gums Business to the reduction in long-term debt, offset by an adjustment of approximately $4 million for Corporate allocated interest expense included in the Food Gums Business.

(6) Reflects income tax effect of pro forma adjustments (excluding equity in income (loss) of affiliated companies which is not tax deductible) at a statutory rate of 37%, including state income taxes.

(7) Reflects a reduction in interest expense of approximately $12 million from the application of the proceeds from the divestiture of the Foods Gums Business to the reduction in long-term debt, offset an adjustment of approximately $3 million for Corporate allocated interest expense included in the Food Gums Business.

(8) Eliminates the net assets of our Food Gums Business as if the divestiture had been completed as of the balance sheet date.

(9)      Reflects Hercules' net investment in CP Kelco ApS at 28.57%.

(10) Reflects recognition of liabilities associated with the sale of the Food Gums Business for transition costs, pension funding obligations and other expenses.

(11) Reflects application of the estimated net proceeds from the sale of the Food Gums Business and the corresponding reduction to current maturities of long-term debt.

(12) Reflects elimination of currency translation adjustments that were associated with the Food Gums Business.

(13) Reflects the add back of the retained earnings of the Food Gums Business and the estimated net gain from the sale of the business, net of taxes.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     HERCULES INCORPORATED


November 2, 2000                     By:   /s/ George MacKenzie
                                         ---------------------------------------
                                           George MacKenzie, Executive Vice
                                           President and Chief Financial
                                           Officer


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